Irwin Home Equity Loan Trust 2001-2
COMPUTATIONAL MATERIALS: COLLATERAL TABLES - FICO SCORES

                                                      BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                       ASSET-BACKED SECURITIES GROUP
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                       IRWIN HOME EQUITY LOAN TRUST 2001-2
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                             COMPUTATIONAL MATERIALS
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FAX TO:                                                DATE:       09/07/01
COMPANY: Bear, Stearns & Co. Inc.       # PAGES (incl. cover):       3
FAX NO:  (212) 272-7294                              PHONE NO:  (212) 272-2703
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FROM:                                                PHONE NO:
------------------- ----------------------------------------------------------

      STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
                              AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may
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Performance analysis is based on certain assumptions with respect to significant
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Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                CREDIT SCORES OF INITIAL AGGREGATE MORTGAGE LOANS


                                                            UNPAID                        PERCENTAGE OF STATISTICAL
                                   NUMBER OF INITIAL        PRINCIPAL BALANCE             CALCULATION DATE PRINCIPAL
                                   AGGREGATE MORTGAGE       OF INITIAL AGGREGATE          BALANCE OF INITIAL
   CREDIT SCORES                   LOANS                    MORTGAGE LOANS                AGGREGATE  MORTGAGE LOANS
   ----------------------------------------------------------------------------------------------------------
   -----------------------------------------------------------------------------------------------------------
   Less than 540                       38                      $885,068.59                       0.25%
      540  to   559                    23                       736,604.45                       0.21
      560  to   579                    83                     2,897,127.87                       0.81
      580  to   599                   175                     6,763,206.48                       1.90
      600  to   619                 1,002                    38,340,615.06                      10.78
      620  to   639                 1,150                    44,107,434.79                      12.40
      640  to   659                 1,809                    75,867,675.43                      21.32
      660  to   679                 1,534                    68,000,141.28                      19.11
      680  to   699                 1,098                    50,394,892.49                      14.16
      700  to   719                   742                    31,269,731.47                       8.79
      720  to   739                   465                    19,712,715.34                       5.54
      740  to   759                   241                    10,662,525.53                       3.00
      760  to   779                   111                     4,587,785.79                       1.29
      780  to   799                    30                     1,303,135.06                       0.37
      800  to   819                     7                       242,506.97                       0.07
   -----------------------------------------------------------------------------------------------------------
       Total                        8,508                  $355,771,166.60                    100.00%
   -----------------------------------------------------------------------------------------------------------


The weighted average Credit Score of the Borrower of the Initial Aggregate Mortgage Loans as of the Statistical Calculation Date is approximately 665.


                                  CREDIT SCORES OF INITIAL GROUP I MORTGAGE LOANS

                                                                            UNPAID   PERCENTAGE OF STATISTICAL
                                      NUMBER OF INITIAL          PRINCIPAL BALANCE  CALCULATION DATE PRINCIPAL
                                       GROUP I MORTGAGE         OF INITIAL GROUP I    BALANCE OF INITIAL GROUP
   CREDIT SCORES                                  LOANS             MORTGAGE LOANS            I MORTGAGE LOANS
   ------------------------------------------------------------------------------------------------------------
   Less than 540                     1                               $19,688.12                      0.02%
     540 to 559                      2                                41,799.82                      0.04
     560 to 579                     18                               883,089.61                      0.94
     580 to 599                     58                             2,545,932.62                      2.72
     600 to 619                    292                            12,690,279.26                     13.54
     620 to 639                    378                            15,763,860.27                     16.81
     640 to 659                    420                            18,881,598.59                     20.14
     660 to 679                    302                            13,502,077.62                     14.40
     680 to 699                    251                            11,897,836.98                     12.69
     700 to 719                    179                             7,380,788.36                      7.87
     720 to 739                    109                             5,011,427.10                      5.35
     740 to 759                     65                             3,019,308.15                      3.22
     760 to 779                     34                             1,682,934.43                      1.80
     780 to 799                      8                               405,280.67                      0.43
     800 to 819                      1                                25,370.60                      0.03
   -----------------------------------------------------------------------------------------------------------
       Total                     2,118                           $93,751,272.20                    100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average Credit Score of the Borrower of the Initial Group I Mortgage Loans as of the Statistical Calculation Date is approximately 661.



                                 CREDIT SCORES OF INITIAL GROUP II MORTGAGE LOANS

                                                                            UNPAID   PERCENTAGE OF STATISTICAL
                                      NUMBER OF INITIAL          PRINCIPAL BALANCE  CALCULATION DATE PRINCIPAL
                                      GROUP II MORTGAGE        OF INITIAL GROUP II    BALANCE OF INITIAL GROUP
   CREDIT SCORES                                  LOANS             MORTGAGE LOANS           II MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
        540  to 559                                1                   $38,000.00                      0.02%
        560  to 579                                1                    51,990.76                       0.03
        580  to 599                               17                   623,300.38                       0.38
        600  to 619                              416                14,157,979.37                       8.64
        620  to 639                              446                15,863,546.09                       9.68
        640  to 659                              962                37,625,833.71                      22.96
        660  to 679                              879                39,228,669.88                      23.94
        680  to 699                              560                27,292,726.26                      16.65
        700  to 719                              342                15,883,402.26                       9.69
        720  to 739                              181                 8,569,261.40                       5.23
        740  to 759                               69                 3,133,031.85                       1.91
        760  to 779                               22                   932,328.76                       0.57
        780  to 799                                7                   315,556.59                       0.19
        800  to 819                                4                   161,742.37                       0.10
   -----------------------------------------------------------------------------------------------------------
       Total                                    3,907              $163,877,369.68                    100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average Credit Score of the Borrower of the Initial Group II Mortgage Loans as of the Statistical Calculation Date is approximately 668.


                                 CREDIT SCORES OF INITIAL GROUP III MORTGAGE LOANS

                                                                            UNPAID   PERCENTAGE OF STATISTICAL
                                      NUMBER OF INITIAL          PRINCIPAL BALANCE  CALCULATION DATE PRINCIPAL
                                     GROUP III MORTGAGE       OF INITIAL GROUP III    BALANCE OF INITIAL GROUP
   CREDIT SCORES                                  LOANS             MORTGAGE LOANS          III MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
   Less than 540                                     37                $865,380.47                      0.88%
        540 to 559                                   20                 656,804.63                       0.67
        560 to 579                                   64               1,962,047.50                       2.00
        580 to 599                                  100               3,593,973.48                       3.66
        600 to 619                                  294              11,492,356.43                      11.71
        620 to 639                                  326              12,480,028.43                      12.72
        640 to 659                                  427              19,360,243.13                      19.73
        660 to 679                                  353              15,269,393.78                      15.56
        680 to 699                                  287              11,204,329.25                      11.42
        700 to 719                                  221               8,005,540.85                       8.16
        720 to 739                                  175               6,132,026.84                       6.25
        740 to 759                                  107               4,510,185.53                       4.60
        760 to 779                                   55               1,972,522.60                       2.01
        780 to 799                                   15                 582,297.80                       0.59
        800 to 819                                    2                  55,394.00                      0.06%
   -----------------------------------------------------------------------------------------------------------
       Total                                      2,483             $98,142,524.72                    100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average Credit Score of the Borrower of the Initial Group III Mortgage Loans as of the Statistical Calculation Date is approximately 662.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.